FILED
      IN THE OFFICE OF THE
   SECRETARY OF STATE OF THE
        STATE OF NEVADA


          JUL 23 1997

No.       C15770-97
   -----------------------
          Dean Heller

DEAN HELLER, SECRETARY OF STATE


                           ARTICLES OF INCORPORATION

                                       OF

                            EASTERN MANAGEMENT CORP
                              A NEVADA CORPORATION

KNOW ALL MEN BY THESE PRESENTS:

         THAT I, THE UNDERSIGNED, FOR THE PURPOSE OF FORMING A CORPORATION UNDER THE LAWS OF THE STATE OF NEVADA, RELATING TO THE GENERAL CORPORATION LAW,

I DO HEREBY CERTIFY THAT:

         FIRST:   THE NAME OF THE CORPORATION SHALL BE:

                            EASTERN MANAGEMENT CORP.

         SECOND: THE ADDRESS OF CORPORATE SERVICES OF NEVADA, RESIDENT AGENT OF THIS CORPORATION, IS TO BE LOCATED AT 502 NORTH DIVISION STREET, CARSON CITY, NEVADA 89703.

         THIRD: THIS CORPORATION IS AUTHORIZED TO CARRY ON ANY LAWFUL BUSINESS OR ENTERPRISE. THIS CORPORATION MAY CONDUCT ALL OR ANY PART OF ITS BUSINESS AND MAY HOLD, PURCHASE, MORTGAGE, LEASE AND CONVEY REAL AND/OR PERSONAL PROPERTY, ANYWHERE IN THE WORLD.

         FOURTH: THE TOTAL AMOUNT OF AUTHORIZED CAPITAL STOCK OF THIS CORPORATION IS TWENTY-FIVE THOUSAND (25,000) SHARES, SAID SHARES BEING WITHOUT NOMINAL OR PAR VALUE AND NON ASSESSABLE. THE BOARD OF DIRECTORS HAS THE AUTHORITY TO PRESCRIBE, BY RESOLUTION, THE CLASSES, SERIES, NUMBER OF EACH CLASS AND SERIES, VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF EACH CLASS AND SERIES OF STOCK.

         FIFTH: THE MEMBERS OF THE GOVERNING BOARD OF THIS CORPORATION SHALL BE STYLED AS DIRECTORS OVER THE AGE OF EIGHTEEN (18) AND THEIR NUMBER SHALL BE NOT LESS THAN ONE. THE INITIAL DIRECTOR OF THIS CORPORATION SHALL BE ONE, AND THE NAME AND ADDRESS OF THE INITIAL DIRECTOR IS:

                                GLORY ANN RIVEL
                                  PO BOX 2335
                               ANAHEIM, CA. 92804


         SIXTH:   THE NAME AND ADDRESS OF THE INCORPORATOR IS AS FOLLOWS:

                                   DON HARMER
                             502 NORTH DIVISION ST.
                           CARSON CITY, NEVADA 89703


         SEVENTH: THE  PERIOD  OF  EXISTENCE  OF  THIS   CORPORATION   SHALL  BE
PERPETUAL.

         EIGHTH: NO DIRECTOR, OFFICER OR SHAREHOLDER OF THIS CORPORATION SHALL HAVE PERSONAL LIABILITY FOR DAMAGES FOR BREACH OF ANY FIDUCIARY DUTY AS A DIRECTOR OR OFFICER TO THE CORPORATION, ITS SHAREHOLDERS OR ANY OTHER PERSON EXCEPT FOR:

         (A) ACTS OR OMISSIONS WHICH INVOLVE INTERNATIONAL MISCONDUCT, FRAUD OR A KNOWING VIOLATION OF LAW;

                                       OR

         (B)      THE PAYMENT OF DIVIDENDS IN VIOLATION OF NRS 78.300

         I, THE UNDERSIGNED, FOR THE PURPOSE OF FORMING A CORPORATION UNDER THE LAWS OF THE STATE OF NEVADA, DO MAKE, FILE AND RECORD THIS CERTIFICATE, AND DO CERTIFY THAT THE FACTS HEREIN STATED ARE TRUE AND I HAVE ACCORDINGLY HEREUNTO SET MY HAND AND SEAL THIS DAY: FRIDAY, JULY 18, 1997.


                                                  /s/ Don Harmer
                                                  ------------------------------
                                                  Don Harmer



STATE OF NEVADA     }
                    : ss.
CARSON CITY         }


         On this 18 day of July, 1997 personally appeared before me, a notary public, Don Harmer, who acknowledged that they executed the above instrument.


                                                  /s/ Sandra F. Mendez
                                                  ------------------------------
                                                  NOTARY PUBLIC


                                        ----------------------------------------
                                          [Nevada State Seal] SANDRA F. MENDEZ
                                            Notary Public - State of Nevada
                                        Appointment Recorded in County of Carson
                                          My Appointment Expires Oct. 19, 1999
                                        ----------------------------------------

------------------------------
       STATE OF NEVADA
      Secretary of State

I hereby certify that this is a
true and  complete  copy of the
document   as   filed  in  this
office.

          JUL 23 '97


       /s/ Dean Heller

         DEAN HELLER
      Secretary of State


By /s/ Deborah Jennings
   ----------------------

------------------------------